EXHIBIT 21.1

LIST OF SUBSIDIARIES
Western Midstream Partners, LP
Western Midstream Operating, LP
As of December 31, 2020

Subsidiaries of Western Midstream Partners, LP

Western Midstream Operating GP, LLC, a Delaware limited liability company
Western Midstream Services, LLC, a Delaware limited partnership
Western Midstream Services Holdings, LLC, a Delaware limited partnership
Western Midstream Operating, LP, a Delaware limited partnership

Subsidiaries of Western Midstream Operating, LP

Anadarko DJ Gas Processing LLC, a Delaware limited liability company
Anadarko DJ Oil Pipeline LLC, a Delaware limited liability company
Anadarko Gathering Company LLC, a Delaware limited liability company
Anadarko Mi Vida LLC, a Delaware limited liability company
Anadarko Pecos Midstream LLC, a Delaware limited liability company
Anadarko Wattenberg Company, LLC, a Delaware limited liability company
Anadarko Wattenberg Oil Complex LLC, a Delaware limited liability company
APC Water Holdings 1, LLC, a Delaware limited liability company
Chipeta Processing LLC, a Delaware limited liability company
DBM Crude Services, LLC, a Delaware limited liability company
DBM Oil Services, LLC, a Delaware limited liability company
DBM Pipeline, LLC, a Delaware limited liability company
DBM Water Services, LLC, a Delaware limited liability company
Western Midstream Marketing LLC, a Delaware limited liability company
Delaware Basin JV Gathering LLC, a Delaware limited liability company
Delaware Basin Midstream, LLC, a Delaware limited liability company
GNB NGL Pipeline LLC, a Delaware limited liability company
Kerr-McGee Gathering LLC, a Colorado limited liability company
MIGC LLC, a Delaware limited liability company
Mountain Gas Resources LLC, a Delaware limited liability company
Mountain Gas Transportation LLC, a Delaware limited liability company
Overland Trail Transmission, LLC, a Delaware limited liability company
Springfield Pipeline LLC, a Texas limited liability company
Wamsutter Pipeline LLC, a Delaware limited liability company
Western Gas Operating, LLC, a Delaware limited liability company
Western Gas Wyoming, L.L.C., a Wyoming limited liability company
WGR Operating, LP, a Delaware limited partnership